Acquisition of Business (Details) - USD ($) $ in Thousands		12 Months Ended
	Jun. 01, 2019	Dec. 31, 2020		Dec. 31, 2019		Dec. 31, 2018
Business Combinations [Abstract]
Purchase price, description	a. An advance of $276 was paid to Imdecol in cash upon signing the definitive agreement in March 2019; b. An additional approximately $1,619 was paid to Imdecol in cash at closing, on June 1, 2019. c. The final consideration shall have been paid by August 2020, according to certain conditions which have not met.
Acquisition expenses	$ 138
Goodwill balance	$ 1,085	$ 4,676		$ 5,147		$ 4,676
Impairment loss		471	[1]	$ 614	[2]
Goodwill		$ 0

[1]	Due to the decline in the actual results of the acquired Imdecol business (See Note 3) and the current expectation of management for its future performance and following the annual impairment analysis performed as of December 31, 2020, the Company recorded. on December 31,2020, a goodwill impairment in the total amount of $ 471 in connection with a certain reporting unit (which consists of the acquired Imdecol business). The impairment was based on a valuation performed by the management using the assistance of a third party appraiser in accordance with the income approach. The significant assumptions used for the assessment were a discount rate of 14.18% and a long-term growth rate of 2%.
[2]	Due to difficulties to implement Imdecol’s business following its acquisition (See Note 3) and the expectation of management for its future performance and following the annual impairment analysis performed as of December 31, 2019, the Company recorded a goodwill impairment in an amount of $ 614, in connection with a certain reporting unit (which consist of the acquired Imdecol business). The impairment was based on a valuation performed by the management using the assistance of a third party appraiser in accordance with the income approach. The significant assumptions used for the assessment were a discount rate of 14.18% and a long-term growth rate of 2%.